UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

CONDOR HOSPITALITY TRUST, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE

Set forth below is a press release issued by Condor Hospitality Trust, Inc. on August 31, 2015:

Condor Hospitality Trust, Inc.

1800 West Pasewalk Avenue, Suite 200

Norfolk, NE 68701

Phone (402) 371-2520

Fax (402) 371-4229

www.condorhospitality.com

August 31, 2015

Condor Hospitality Trust, Inc. Changes Special Meeting of Shareholders To October 9, 2015 And

Extends Exchange Offer To October 12, 2015

NORFOLK, NE., August 31, 2015—Condor Hospitality Trust, Inc. (NASDAQ: CDOR), formerly Supertel Hospitality, Inc. (NASDAQ: SPPR), a hotel focused real estate investment trust (REIT), announced that due to turbulence in the stock markets, it will postpone its special meeting of shareholders from September 3, 2015 to October 8, 2015, at 10:00 a.m., central time, at the Hilton Omaha, 1001 Cass Street, Omaha, Nebraska. Only holders of common stock, 10% Series B Cumulative Preferred Stock and 6.25% Series C Cumulative Convertible Preferred Stock of the company of record as of the close of business on July 31, 2015 will be entitled to notice of and to vote at the special meeting and any postponements or adjournments thereof.

The company today also announced that due to turbulence in the stock markets, it is extending its previously announced offer to exchange 5.38 shares of the company’s common stock for each validly tendered and accepted share of 8% Series A Cumulative Preferred Stock and 13.71 shares of the company’s common stock for each validly tendered and accepted share of 10% Series B Cumulative Preferred Stock, in each case, on the terms and subject to the conditions described in the Offer to Exchange dated August 6, 2015 and the related Letter of Transmittal, until 5:00 p.m., New York City time, on October 12, 2015, unless further extended or earlier terminated by the company.

The exchange offer was previously scheduled to expire at 5:00 p.m., New York City time, on September 9, 2015. As of August 31, no shares of preferred stock have been tendered and not withdrawn and the last reported trading price on August 28, 2015 of the 8% Series A Cumulative Preferred Stock (NASDAQ: CDORP) was $7.00 and the 10% Series B Cumulative Preferred Stock (NASDAQ: CDORO) was $18.95.

About Condor Hospitality Trust, Inc.

Condor Hospitality Trust, Inc. (NASDAQ: CDOR) is a self-administered real estate investment trust that specializes in the investment and ownership of upper midscale and upscale, premium-branded select-service, extended stay and limited service hotels. The company currently owns 45 hotels in 19 states. Condor’s hotels are franchised by a number of the industry’s most well-regarded brand families including Hilton, Choice and Wyndham. For more information or to make a hotel reservation, visit www.condorhospitality.com.

Contact:

Krista Arkfeld, Director of Corporate Communications

karkfeld@trustcondor.com

402-371-2520

Forward Looking Statement

Certain matters within this press release are discussed using forward-looking language as specified in the Private Securities Litigation Reform Act of 1995, and, as such, may involve known and unknown risks, uncertainties and other factors that may cause the actual results or performance to differ from those projected in the forward-looking statement. These risks are discussed in the company’s filings with the Securities and Exchange Commission.

Important Information and Where to Find It

The securities to be offered in the exchange offer have not been and will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933 and applicable state securities laws. The company is relying on Section 3(a)(9) of the Securities Act of 1933 to exempt the exchange offer from the registration requirements of the Securities Act of 1933, and because the preferred stock was registered, the company believes that the common stock issued in the exchange offer will be freely tradeable by the recipients of such shares. The information in this press release regarding the exchange offer is not an offer to purchase or an offer to exchange or a solicitation of acceptance of the offer to exchange, which may be made only pursuant to the terms of the Offer to Exchange and related Letter of Transmittal. The full details of the exchange offer, including information on how to tender shares, are included in the Offer to Purchase, the Letter of Transmittal and other related materials, which were distributed to holders of the Series A preferred stock and Series B preferred stock and filed with the SEC. Holders of Series A preferred stock and Series B preferred stock are urged to carefully read the Offer to Purchase, the Letter of Transmittal, and other related materials, as they contain important information, including the terms and conditions of the exchange offer. Holders of Series A preferred stock and Series B preferred stock may obtain free copies of the Offer to Purchase, the Letter of Transmittal, and other related materials that we filed with the SEC on the SEC’s website at www.sec.gov or by calling the Information Agent, D.F. King, Inc., toll-free at (800) 821-8780.

In connection with a special meeting of shareholders previously scheduled to be held on September 3, 2015, and now to be held on October 8, 2015, as maybe further postponed and/or adjourned, the company has filed a proxy statement with the SEC. Investors should read the proxy statement, as amended or supplemented, carefully before making any voting or investment decisions. The company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the company in connection with the special meeting. Information regarding the officers and directors of the company is available in the company’s definitive proxy statement for the annual meeting held on June 10, 2015 and its Annual Report on Form 10-K for the fiscal year ended December 31, 2014. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the proxy statement for the special meeting. Additional copies are available for free at the company’s website at www.condorhospitality.com or by contacting Investor Relations, Condor Hospitality Trust, Inc., 1800 West Pasewalk Avenue, Suite 200, Norfolk, NE 68701. Investors and security holders may obtain free copies of the proxy statement filed with the SEC at www.sec.gov.